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                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

LAM RESEARCH CORPORATION CONTACT:
Kathleen Bela, Investor Relations, phone: 510/572-4566, e-mail:
kathleen.bela@lamrc.com

LAM RESEARCH CORPORATION ANNOUNCES 2003 FOURTH QUARTER EARNINGS

FREMONT, Calif., July 23, 2003 -- Lam Research Corporation (Nasdaq: LRCX) today announced earnings for the fourth quarter and year ended June 29, 2003. Revenue for the June 2003 quarter was $186.1 million, and net income was $3.7 million, or $0.03 per diluted share, compared to revenue of $187.1 million and net income of $0.8 million, or $0.01 per diluted share, for the March 2003 quarter.

The company believes the presentation of ongoing results, which excludes the effects of significant net tax benefits and net restructuring charges, is useful for analyzing the business because it better enables comparisons for ongoing operations and removes the effects of expense recognition connected with our outsourcing strategy and consolidation. Tables that provide reconciliations of ongoing results to results under Generally Accepted Accounting Principles (GAAP) are included. Ongoing net income in the June 2003 quarter was $2.5 million, or $0.02 per diluted share, versus ongoing net income of $3.8 million, or $0.03 per diluted share, for the March 2003 quarter.

New orders of $192 million in the June 2003 quarter reached levels recorded in the prior quarter; the geographic distribution of new orders as well as revenue is shown in the following table:

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LAM ANNOUNCES 2003 FOURTH QUARTER EARNINGS...........................PAGE 2 OF 6

Region                          New Orders            Revenue
------                          ----------            -------
North America                          22%                34%
Europe                                 16%                19%
Japan                                   8%                 8%
Asia Pacific                           54%                39%

Ongoing gross margin for the June 2003 quarter was $76.5 million, or 41.1 percent of revenue, a sequential improvement from 40.2 percent of revenue. The improved performance includes the contribution of our outsourcing strategy and other cost reduction initiatives. Ongoing operating expenses were $74.9 million compared to $72.2 million in the March 2003 quarter, the result of an increased number of working days and higher employee compensation costs. Production output for the period was approximately $175 million.

Owing to focused asset management initiatives, operating cash generation in the period was approximately $32 million, driving total cash (cash equivalents, short-term investments, and restricted cash) up $41 million to $626 million at the end of the fiscal year.

"The results for the June quarter highlighted our progress on a number of key metrics," stated James W. Bagley, Lam's chairman and chief executive officer. "Notably, our market share gains in dielectric etch and 300 mm contributed to a positive book-to-bill in a difficult business environment. In addition, our outsourcing initiatives and cost reduction efforts continue to improve our gross margin," continued Bagley.

"Lam employees have made significant contributions to our success, and their efforts have resulted in a suite of compelling products and services for our customers, and increasing returns for our shareholders," Bagley concluded.

Statements made in this press release which are not statements of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate, but are not limited, to future market conditions (including market share gains), ongoing reductions in operating expenses, and the Company's future financial performance, ability to deliver customer solutions and shareholder returns.

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LAM ANNOUNCES 2003 FOURTH QUARTER EARNINGS...........................PAGE 3 OF 6

Such statements are based on current expectations and are subject to risks, uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including specifically the reports on Form 10-K for the year ended June 30, 2002, and the Form 10-Q for the quarter ended March 30, 2003, which could cause actual results to vary from expectations. The Company undertakes no obligation to update the information or statements made in this press release.

Lam Research Corporation is a leading supplier of wafer processing equipment and services to the worldwide semiconductor manufacturing industry. The Company's common stock trades on the Nasdaq National Market under the symbol "LRCX." Lam's World Wide Web address is http://www.lamrc.com.

                     Consolidated Financial Tables to Follow

                                       ###
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LAM ANNOUNCES 2003 FOURTH QUARTER EARNINGS...........................PAGE 4 OF 6


           RECONCILIATION OF US GAAP NET INCOME TO ONGOING NET INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                Three Months Ended
                                                                          June 29,         March 30,
                                                                            2003             2003
                                                                        --------------   -------------
U.S. GAAP net income                                                          $ 3,699            $ 797
Pre-tax restructuring recoveries - cost of goods sold                            (663)               -
Pre-tax net restructuring charges - operating expenses                          9,805            4,043
Tax benefit on net restructuring charges                                       (2,286)          (1,011)
Other net tax benefits                                                         (8,097)               -
                                                                        -------------    -------------
Ongoing net income                                                            $ 2,458          $ 3,829
                                                                        =============    =============
Ongoing net income per diluted share                                           $ 0.02           $ 0.03
                                                                        =============    =============
Number of shares used for diluted per share calculation                       131,420          129,550

Income tax rate                                                                    25%              25%



 RECONCILIATION OF US GAAP GROSS MARGIN, OPERATING EXPENSES AND OPERATING LOSS
        TO ONGOING GROSS MARGIN, OPERATING EXPENSES AND OPERATING INCOME
                                 (IN THOUSANDS)

                                                                               Three Months Ended
                                                                          June 29,         March 30,
                                                                            2003             2003
                                                                        -------------    -------------
U.S. GAAP Gross Margin                                                       $ 77,124         $ 75,221
Restructuring recoveries - cost of goods sold                                    (663)               -
                                                                        -------------    -------------
Ongoing gross margin                                                         $ 76,461         $ 75,221
U.S. GAAP Operating Expenses                                                 $ 84,697         $ 76,269
Net restructuring charges - operating expenses                                 (9,805)          (4,043)
                                                                        -------------    -------------
Ongoing operating expenses                                                   $ 74,892         $ 72,226
                                                                        -------------    -------------
Ongoing operating income                                                     $  1,569         $  2,995
                                                                        =============    =============



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LAM ANNOUNCES 2003 FOURTH QUARTER EARNINGS...........................PAGE 5 OF 6

                            LAM RESEARCH CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)

                                                                        THREE MONTHS ENDED                  TWELVE MONTHS ENDED
                                                                  JUNE 29,     MARCH 30,    JUNE 30,     JUNE 29,        JUNE 30,
                                                                    2003         2003        2002         2003             2002
                                                                 -----------  ----------- -----------   ---------       ---------
                                                                 (unaudited)  (unaudited) (unaudited)
Total revenue                                                    $ 186,086    $ 187,059   $ 180,256     $ 755,234       $ 943,114

Cost and expenses:
       Cost of goods sold                                          109,625      111,838     115,587       452,369         632,319
       Cost of goods sold - restructuring charges (recoveries)        (663)           -      (1,674)         (964)          5,926
       Cost of goods sold - patent settlement                            -            -           -             -          38,780
                                                                 ---------    ---------   ---------     ---------       ---------
                 Total cost of goods sold                          108,962      111,838     113,913       451,405         677,025

                 Gross margin                                       77,124       75,221      66,343       303,829         266,089
                 Gross margin as a percent of revenue                41.4%        40.2%       36.8%         40.2%           28.2%

       Research and development                                     40,391       38,981      41,701       160,493         179,217
       Selling, general and administrative                          34,501       33,245      34,322       132,820         161,860
       Restructuring charges, net                                    9,805        4,043      (2,371)       15,901          44,850
                                                                 ---------    ---------   ---------     ---------       ---------
                 Total operating expenses                           84,697       76,269      73,652       309,214         385,927

                 Operating loss                                     (7,573)      (1,048)     (7,309)       (5,385)       (119,838)

Other income (expense):
       Loss on equity derivative contracts in Lam Stock                  -            -     (25,954)      (16,407)         (8,236)
       Other income, net                                             1,710        2,110          35         6,147              79
                                                                 ---------    ---------   ---------     ---------       ---------
Income (loss) before income taxes                                   (5,863)       1,062     (33,228)      (15,645)       (127,995)
Income tax expense (benefit)                                        (9,562)         265      (2,183)       (7,906)        (37,944)
                                                                 ---------    ---------   ---------     ---------       ---------
Net income (loss)                                                $   3,699    $     797   $ (31,045)    $  (7,739)      $ (90,051)
                                                                 =========    =========   =========     =========       =========
Net income (loss) per share:
       Basic                                                     $    0.03    $    0.01   $   (0.24)    $   (0.06)      $   (0.71)
                                                                 =========    =========   =========     =========       =========
       Diluted (1)                                               $    0.03    $    0.01   $   (0.24)    $   (0.06)      $   (0.71)
                                                                 =========    =========   =========     =========       =========
    Number of shares used in per share calculations:
       Basic                                                       126,872      125,988     127,661       126,300         126,356
                                                                 =========    =========   =========     =========       =========
       Diluted (1)                                                 131,420      129,550     127,661       126,300         126,356
                                                                 =========    =========   =========     =========       =========

(1) For the three-month periods ended June 29, 2003 and March 30, 2003, diluted net income per share includes the assumed exercise of employee stock options, but excludes the assumed conversion of the outstanding warrant and convertible subordinated 4% notes because the effect would have been antidilutive. Outstanding options, warrant, and convertible subordinated 4% notes for the twelve-month period ended June 29, 2003, and outstanding options, warrant, and convertible subordinated 4% and 5% notes for the three- and twelve-month periods ended June 30, 2002, were excluded from the computations of diluted net loss per share because the effects would have been antidilutive due to the net losses for the periods.

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LAM ANNOUNCES 2003 FOURTH QUARTER EARNINGS...........................PAGE 6 OF 6


                            LAM RESEARCH CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                         JUNE 29,        MARCH 30,         JUNE 30,
                                                           2003             2003            2002
                                                           (1)          (UNAUDITED)          (1)
                                                      -----------       -----------      -----------
Assets:
Cash, cash equivalents  and short-term investments    $   507,413       $   465,866      $   874,205
Accounts receivable, net                                  107,602           133,110          132,113
Inventories                                               112,016           126,690          180,799
Other current assets                                      145,745           146,327          168,307
                                                      -----------       -----------      -----------
              Total current assets                        872,776           871,993        1,355,424

Property and equipment, net                                48,771            53,242           67,496
Restricted cash                                           118,468           119,438           70,983
Other assets                                              158,260           151,187          138,388
                                                      -----------       -----------      -----------
              Total assets                            $ 1,198,275       $ 1,195,860      $ 1,632,291
                                                      ===========       ===========      ===========
Liabilities and stockholders' equity:
Other current liabilities                             $   216,982       $   244,527      $   287,781
5% convertible debenture                                        -                 -          309,763
                                                      -----------       -----------      -----------
              Total current liabilities                   216,982           244,527          597,544

Long-term debt and other liabilities                      332,209           321,718          359,691
Stockholders' equity                                      649,084           629,615          675,056
              Total liabilities and                   -----------       -----------      -----------
                   stockholders' equity               $ 1,198,275       $ 1,195,860      $ 1,632,291
                                                      ===========       ===========      ===========




(1) Derived from audited financial statements